UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2005

iCURIE, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	33-64840	91-2015441
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)
Espirito Santo Plaza
1395 Brickell Avenue, Suite 800
Miami, Florida 33131
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (305) 529-6290
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Charges in Registrant’s Certifying Accountant.
     Effective August 31, 2005, (i) Cordovano and Honeck, LLP (“C&H”) was dismissed as the independent auditor of iCurie, Inc., a Nevada corporation (the “Registrant”) and (ii) PKF, Certified Public Accountants, a Professional Corporation (“PKF”), was engaged as the Registrant’s independent auditor. On July 8, 2005, the Registrant acquired all of the issued and outstanding capital shares of iCurie Lab Holdings, Ltd. (“iCurie UK”), as further described in the Registrant’s current report on Form 8-K dated July 8, 2005. PKF was the existing independent auditor of iCurie UK. Accordingly, in the interest of economy and in order to avoid duplication, the Registrant’s Board of Directors authorized the dismissal of C&H and the engagement of PKF.
     The reports of C&H on the Registrant’s financial statements for each of the two fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for each such fiscal year stated that certain matters set forth in each such report raised substantial doubt about the Registrant’s ability to continue as a going concern.
     In connection with the audits of the Registrant’s financial statements for each of the two fiscal years ended December 31, 2003 and 2004, and through August 31, 2005, there were no disagreements with C&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of C&H, would have caused C&H to make reference to the matter in its reports.
     During each of the two fiscal years ended December 31, 2003 and 2004, and through August 31, 2005, no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B, promulgated pursuant to the Securities Exchange Act of 1934, as amended.
     The Registrant has provided C&H with a copy of this current report on Form 8-K and has requested C&H to furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. C&H’s response letter, dated August 31, 2005, is filed as Exhibit 16.1 to this current report on Form 8-K.
     Prior to PKF’s engagement, the Registrant did not consult with PKF regarding either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant’s financial statements.
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

16.1	Cordovano and Honeck, LLP Response Letter dated August 31, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2005	iCURIE, INC.
	By:	/s/ Michael Karpheden
Michael Karpheden
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Cordovano and Honeck, LLP Response Letter dated August 31, 2005

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